Prospectus supplement dated February 11, 2016
to the following prospectus(es):
VIP Extra Credit Annuity (NLIC) and VIP Extra Credit Annuity (NLAIC) prospectus dated May 1, 2002
VIP Premier DCA Annuity (NLIC) and VIP Premier DCA Annuity (NLAIC) prospectus dated November 1, 2001
This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.
In December, 2015, the Board of Trustees (the "Board") of the Nationwide Variable Insurance Trust (the "Trust"), on behalf of the Nationwide Variable Insurance Trust – NVIT Growth Fund: Class IV ("Target Fund") and the Nationwide Variable Insurance Trust – NVIT Large Cap Growth Fund: Class I ("Acquiring Fund"), approved the Plan of Reorganization whereby all of the Target Fund's assets will be transferred to the Acquiring Fund (the "Transaction"). The Transaction will result in Class IV shares of the Target Fund being exchanged for Class I shares of the Acquiring Fund equal in value to (but having a different price per share than) shares of the Target Fund.
The proposed Transaction is subject to approval by the shareholders of the Target Fund at a shareholders’ meeting expected to be held on or about March 29, 2016. If approved, the Transaction is expected to occur at the close of business on April 22, 2016. Therefore, effective on or about April 23, 2016, the following changes apply to the contract:
•	The Acquiring Fund is added as an investment option under the contract, and all references in the prospectus to the Target Fund are deleted and replaced with the Acquiring Fund.
•	Any allocations to the Target Fund are transferred to the Acquiring Fund.
Accordingly, the following changes apply to your prospectus:
(1)	Appendix A: Underlying Mutual Funds is amended to include the following:
Nationwide Variable Insurance Trust - NVIT Large Cap Growth Fund: Class I
Investment Advisor:	Nationwide Fund Advisors
Sub-advisor:	Boston Advisors, LLC
Investment Objective:	The Fund seeks long-term capital growth.
GWP-0587